12023 Investor Day Presentation | 2023 Investor Day November 6, 2023 Exhibit 99.1

22023 Investor Day Presentation | Helen Gurholt VP, Investor Relations and FP&A Welcome & Opening Remarks

32023 Investor Day Presentation | This presentation contains statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements generally can be identified by the use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “continue,” “ forecast,” “guidance” or words of similar meaning. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated as of the date of this presentation. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: softening in U.S. residential water heater demand; negative impacts to the Company, particularly the demand for its products, resulting from global inflationary pressures or a potential recession in one or more of the markets in which the Company participates; the Company’s ability to continue to obtain commodities, components, parts and accessories on a timely basis through its supply chain and at expected costs; negative impacts to demand for the Company’s products, particularly commercial products, as a result of the severity and duration of the lingering effects of the COVID-19 pandemic; further weakening in U.S. residential or commercial construction or instability in the Company’s replacement markets; inability of the Company to implement or maintain pricing actions; inconsistent recovery of the Chinese economy or further decline in the growth rate of consumer spending or housing sales in China; negative impact to the Company’s business in China as a result of future COVID-19-related disruptions there; negative impact to the Company’s businesses from international tariffs, trade disputes and geopolitical differences, including the conflicts in Ukraine, and the Middle East; potential further weakening in the high-efficiency gas boiler segment in the U.S.; substantial defaults in payment by, material reduction in purchases by or the loss, bankruptcy or insolvency of a major customer; foreign currency fluctuations; the Company’s inability to successfully integrate or achieve its strategic objectives resulting from acquisitions; competitive pressures on the Company’s businesses; the impact of potential information technology or data security breaches; changes in government regulations or regulatory requirements; the inability to respond to secular trends toward decarbonization and energy efficiency; and adverse developments in general economic, political and business conditions in key regions of the world. Forward-looking statements included in this news release are made only as of the date of this release, and the Company is under no obligation to update these statements to reflect subsequent events or circumstances. All subsequent written and oral forward-looking statements attributed to the Company, or persons acting on its behalf, are qualified entirely by these cautionary statements. Forward Looking Statements

42023 Investor Day Presentation | Today’s Agenda 12:30 pm Welcome & Opening Remarks Helen Gurholt | VP, Investor Relations and FP&A Innovating for the Long Term Kevin Wheeler | Chairman and Chief Executive Officer Building on a Strong Foundation Dave Warren | SVP and President, North America Water Heating Continuing to Build Brand Equity Steve O’Brien | SVP and President, Lochinvar Driving Growth for Scale and Margin Expansion Sam Karge | SVP and President, North America Water Treatment 2:05 pm Q&A Session Above Presenters 2:25 pm Break 2:40 pm Capturing Growth Opportunities in China Jack Qiu | SVP and President, China Expanding Presence in India Parag Kulkarni | SVP and President, India Executing Clear Financial Priorities Chuck Lauber | EVP and Chief Financial Officer Compelling Investment Thesis Kevin Wheeler | Chairman and Chief Executive Officer 3:55 pm Q&A Session All Presenters

52023 Investor Day Presentation | Kevin J. Wheeler Chairman and Chief Executive Officer Innovating for the Long-Term

62023 Investor Day Presentation | Our Company Vision Vision To be the leading provider of innovative, highly efficient and differentiated solutions used to heat and treat water, creating exceptional long-term value for our global customers and stakeholders in a socially responsible manner. Strategy Deliver profitable growth by… • Living our values • Taking care of our customers • Creating value through innovation • Driving operational excellence • Investing in our people • Expanding geographically • Enhancing our portfolio through strategic acquisitions

72023 Investor Day Presentation | Key Messages Building on a Strong Foundation with Significant Growth Opportunities in Emerging Markets Leading North American water heater and boiler producer with stable and consistent replacement demand 3 Compelling brand awareness in emerging markets with attractive growth and margin expansion opportunities Leveraging strong balance sheet for organic and inorganic growth while returning capital to shareholders Capitalizing on global megatrends in a large and growing market supported by regulatory changes Leading with innovative products that drive technology and meet sustainability needs 4 521

82023 Investor Day Presentation | ~$3.8B A. O. Smith At-a-Glance 1 2023 Forecast 2 2018 – 2023 Forecast 1 Residential sales Water Heaters & Boilers Leading Brands Water Treatment Headquarters Milwaukee, WI Global Employees ~12,000 Mfg. Facilities 26 Countries Served ~80 Sales CAGR2 4% EPS CAGR2 8% Gross Margin1 39% EBIT Margin1 20% Avg. 5-year FCF Conversion 105% Leveraging 149 Years of Innovation to Continue Delivering Growth 75% 25% Segment Revenue20231 Revenue North America Rest of World Products • Water Heaters: Tank, Tankless, Heat Pump • Boilers: Residential and Commercial • Water Treatment: Water Softeners and Filtration

92023 Investor Day Presentation | China All Other India Water Heating Water Treatment Boilers North America A. O. Smith Geographic View Rest of World 8.6% Revenue CAGR 84% 8% 8% 77% 23% $2,084 $2,118 $2,530 $2,819 $2,900 23.5% 23.9% 22.9% 21.7% 25.0% 20.0% 22.0% 24.0% 26.0% 28.0% 30.0% $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 $2,600 $2,800 $3,000 2019 2020 2021 2022 2023F Sales ($M) Adjusted EBIT Margin (%) Residential Commercial 86% 14% 86% 8% 6% Residential Commercial 120 bps Margin Improvement since 2021 $936 $800 $1,037 $966 $960 4.3% 0.6% 8.8% 10.0% 10.0% 2019 2020 2021 2022 2023F Sales ($M) Adjusted EBIT Margin (%) End MarketsProduct Mix End MarketsGeography

102023 Investor Day Presentation | Sustainable Competitive Advantages WellPositioned to Address Global Megatrends Climate Change Drives regulatory changes to accelerate transition to higher-efficiency products Change in Demographics Global urbanization, U.S. housing shortages as well as changes to consumer preferences Technological Breakthroughs Connected, energy-efficient products and digital platform that improve the customer experience  Water Technologies Expertise Opportunities to expand into adjacent markets  Culture of Continuous Innovation Secures A. O. Smith as a market leader  North America Leadership Establishes strong brand recognition  Wholesaler and Supplier Relationships Premium partnerships help us win in the market  Omni Channel Distribution Offers flexibility and enhanced customer experience  In Country for Country Provides knowledgeable insight for local markets and shortens lead times

112023 Investor Day Presentation | Innovate and Expand Research & Development • New technologies • Product development Industry Leadership • Decarbonization • Water stewardship Regulatory Environment • 2026 / 2029 Executing a Clear Strategy Profitable Growth • Stable & profitable core business • Global water treatment footprint • Organic growth in China • Favorable market dynamics in India Technology • Enhancing the customer experience Operational Excellence • A. O. Smith operating system • Safety, quality and delivery • Engineering footprint ESG Performance 2029 Regulatory Changes Acquisition Strategy Execute

122023 Investor Day Presentation | DEVELOP the R&D and corporate development teams and their resources to drive the next era of innovation • People • Lab infrastructure • Through acquisition Leading With Innovation Develop and Seek New and Innovative Products • Water Heating • Water Treatment • Heat Pumps • Boilers PLATFORMS PROCESSES CAPABILITIES Innovate & Expand IDENTIFY, RESEARCH, AND DEVELOP new or disruptive technologies with commercialization potential within 2-5 years • Electronic Controls • Combustion • Heat Exchangers • Refrigeration • Carbon • Sensors DEVELOP AND MAINTAIN standard global engineering processes • New Product Development • Certification • Reliability • Design Quality INNOVATION

132023 Investor Day Presentation | Our Innovation Hub • Dedicated to enterprise-wide development of new energy efficient products and processes • Teams of engineers develop concepts, test and finalize core technologies Innovation Hub: Lloyd R. Smith Corporate Technology Center Core Competencies • Water • Analytics • Coatings • Electronics >$800M Invested in R&D Since 2013 • Sensors • Materials • Microbiology • Prototypes >$800M Invested in R&D Since 2013 Innovate & Expand

Innovate & Expand

R&D Resources to Meet Current and Future Market Requirements


Corporate Technology Center
Milwaukee, WI (47)
APCOM Components
Franklin, TN (18)
Boilers and Comm. Water Heating
Lebanon, TN (102)*
Standard Commercial Water Heating*
McBee, SC (55)*
Residential Water Heating
Johnson City, TN (88)
Netherlands (12)
Water Heating (12)
Water Treating (17)
Bangalore, India (29)
Water Heating
Nanjing, China (361)
Water Treatment
Lishui, China (112)

Key Points

- 930 engineers & technicians
- 2 long-term engineering centers
- 8 product engineering centers



Milwaukee, WI | Franklin, TN | Lebanon, TN | McBee, SC | Johnson City, TN | Netherlands | Bangalore, India | Nanjing, China | Lishui, China

Investing $30M to Consolidate Commercial Water Heater and Boilers Engineering into the Lebanon Facility

AO Smith
2023 Investor Day Presentation | 14

Innovate & Expand

Industry Leadership: Committed to a Culture of Innovation While Investing in Environmentally Sustainable Products

Energy Efficiency

- Driving innovation within control systems, distributed energy, and renewable energy
- Product portfolio offers water and hydronic heating products, including high efficiency gas and electric water heaters and boilers, including electric heat pumps
  - 64% of 2022 commercial and residential boiler sales were high efficiency condensing boilers
  - 1,000+ Energy Star® water heater products



Decarbonization

- Partnering with policymakers to promote high efficiency technology solutions, customer education, and incentives for marketplace adoption
- A. O. Smith Whitepaper research highlights the complexities of decarbonizing space and water heating, illustrating that various approaches for consideration


September 2021
A. O. SMITH WHITE PAPER:
Electrification of Water and Space Heating in Buildings

Water Stewardship

- Market leader in water and salt efficiency
- WAVE Water Stewardship verification in 2022 for addressing enterprise-wide water challenges.
- Industry leader in water softener and reverse osmosis efficiency featuring packed bed resin design
  - Space and water efficient
  - Flow-based regeneration cycle produces less wastewater

We will announce a water-related ESG goal in 2024


QuadPro System
WATER STEWARDSHIP
WAVE
VERIFIED
BY SCS GLOBAL SERVICES
Water Softener

AO Smith
2023 Investor Day Presentation | 15

162023 Investor Day Presentation | Our Core Business: North America Water Heaters & Boilers • Largest manufacturer and marketer of water heaters and boilers with leading share in both residential and commercial markets • Significant reoccurring replacement cycle: 80% - 85% of water heater and boiler sales • Increased focus on energy efficiency and decarbonization provide additional growth opportunities in both boilers and water heaters Resilient Business Model with Growth Opportunities Expanding Organic Growth in China • Leading supplier of residential water heaters with 25+ years of experience • Growing presence in water treatment (now ~35% of sales) - Adding adjacent kitchen appliance business • Focused on the long-term, supported by trends and innovation through connectivity Laying the Groundwork in India • Growing market due to large population with favorable demographics • Driving growth through innovation, building awareness and expanded distribution • Long-term growth supported by urbanization, decarbonization and growing demand for clean water Invest and Grow Global Water Treatment • Growing market with consolidation opportunities • Omnichannel approach ensures broad market reach • Global support through sustainability trend and quality of life issues Execute

172023 Investor Day Presentation | Operational Excellence Opportunities Across the Organization Drives Margin Improvement Supply Chain Leverage systems providing value, reliability, and efficiency Operations / Manufacturing Maximize output and minimize cost Quality Continuous Improvement A. O. Smith Operating System Create an engaged culture of business performance problem solvers Execute

Execute

ESG Performance and Metrics

2022 ESG Scorecard



- **Climate:**
  Reduced GHG Emissions Intensity 25% from 2019 Baseline
  Goal = 10%
- **Health & Safety:**
  2022 Total Recordable Incident Rate (TRIR): 1.13
  Industry standard TRIR: 2.64[1]
- **Good Place to Work:**
  Invest in our people to retain talent and emphasize a collaborative and innovative work environment
- **Diversity:**
  Expanded initial diversity focus on gender diversity to include racial diversity in the United States
  Implementing training to enhance inclusive leadership skills for all supervisors and managers globally
- **Community Support:**
  The A. O. Smith Foundation: $1.8 MM in 2022

	2019	2022
Greenhouse Gas Emissions Intensity (Metric Tons CO_2e/$MM rev)	54.22	40.26
Total Greenhouse Gas Emissions (Metric Tons CO_2e)	*162,270*	*158,538*
Total Natural Gas Usage (MWh)	*373,071*	*382,281*
Total Electricity Usage (MWh)	*191,052*	*180,819*
Total Water Usage (gallons 000s)	*362,129*	*347,650*
Total Recordable Incident Rate (TRIR)	.094	1.13
Employees with racial/ethnic diversity among U.S. workforce	N/A*	27%
A. O. Smith Foundation grants ($MM)	$1.6	$1.8

[1]U.S. Bureau of Labor and Statistics (1/25/23). Manufacturing Industry, Household Data, Annual Averages, Employed persons by detailed industry, sex, race, and Hispanic or Latino ethnicity. *First reporting year was 2020

AO Smith

2023 Investor Day Presentation | 18

192023 Investor Day Presentation | Experienced Leadership Team Focused on Execution Driven Team with 250+ Years of Industry Experience Today’s presenters Mark Petrarca SVP, Human Resources and Public Affairs 1999 Samuel M. Carver SVP, Global Operations 2006 Parag Kulkarni SVP and President, India 2015 Josh Greene VP, Government, Regulatory and Industry Affairs 2016 Helen Gurholt VP, Investor Relations and FP&A 2002 Jack Qiu, PhD SVP and President, China 2003 Dave Warren SVP and President, North America Water Heating 1989 Kevin J. Wheeler Chairman and Chief Executive Officer Joined: 1994 Sam Karge SVP and President, North America Water Treatment 2018 Melissa Scheppele SVP and CIO 2020 James F. Stern EVP, General Counsel and Secretary 2007 Charles T. Lauber EVP and Chief Financial Officer 1999 Stephen O’Brien SVP and President, Lochinvar 2021 Benjamin Otchere VP and Controller 2012 Bob Heideman, PhD SVP and CTO 1994

202023 Investor Day Presentation | Experienced and Diversified Board of Directors ~63 Years - Average Age 36% Gender / Racial / Ethnic Diversity ~9 Years - Average Board Tenure Kevin Wheeler Chairman and Chief Executive Officer, A. O. Smith Elected: 2017 Idelle Wolf Former President, Barnes Distribution 2005 Ron Brown Former Vice Chairman, The Armor Group 2001 Ilham Kadri Director & CEO, Solvay S.A. 2016 Victoria Holt Former Director, President & CEO, Proto Labs 2021 Chris Mapes Chairman, President & CEO, Lincoln Electric 2023 Michael Larsen SVP & CFO, Illinois Tool Works 2021 Mark Smith Former Business Manager, Strattec Security 2001 Ajita Rajendra Former Executive Chairman, A. O. Smith 2011 Board Attributes Average Tenure 11 years Average Age 63 years Gender / Ethnic Diversity 44% Leadership (CEO) Global Operational / Manufacturing Expertise M&A / Business Development Risk Management Marketing Public Board Financial (CFO / CPA) Industry Experience Technology Government / Regulatory Skills Matrix 33% 33% 44% 44% 44% 56% 56% 56% 56% 56% 67% 67% 78% 89% 100%Operational / Mfg. Expertise Global Leadershi (CEO) M&A / Business Development Risk Management Marketing Public Board Diversity Gov./Legal Expertise Risk Management Cyber Security Financial (CFO / CPA) Gov./Regulations Industry Experience Technology

Clear Strategy for Long-Term Value Creation Goals*

Revenue

5% - 6%
Annual growth
Plus fire power to accelerate growth through strategic acquisitions

Earnings per Share

7% - 9%
Adjusted EPS CAGR
- North America margin growth ~150 bps[1]
- Rest of World margin growth ~400 bps[2]
- Share repurchase to contribute 1% - 2%[3]

Cash Flow

>100%
Free cash flow conversion

Value-Creating Capital Allocation

Target Leverage: ~1.5x - 2x Net Debt-to-Adjusted EBITDA
Acquisitions that meet financial criteria
Pay an attractive dividend, continue share buybacks and ROIC above 30%[4]

*2024-2028 timeframe – Growth rate is organic, except North America Water Treatment growth targeted at 15% - 17% which includes ~5% growth from acquisitions; [1]Margin expansion versus 2023F exit rate of 24%; [2]Margin expansion versus 2023F of 10%; [3]Subject to ongoing board approval; [4]ROIC defined as ANOPAT divided by average invested capital net of cash

AOSmith. 2023 Investor Day Presentation | 21

222023 Investor Day Presentation | Building On A Strong Foundation David Warren SVP and President, North America Water Heating

232023 Investor Day Presentation | Key Messages – North America Water Heating Innovative Products and Service Deliver 4% to 5% CAGR though 2028; Regulatory Changes Accelerates Growth in 2029 Clear strategy for demand creation and profitable growth 3 Industry-leading solutions portfolio, service, and support Regulatory environment expected to drive significant opportunity Strong and stable replacement business benefiting from industry dynamics Market leader with long-term premier customers 4 521

242023 Investor Day Presentation | 80% 20% Residential Commercial North America Water Heating At-a-Glance • Market leader in residential and commercial market • Balanced distribution channel • Robust portfolio of products focused on innovation in energy efficiency • New product investments support growth and ESG momentum • Regulatory environment driving increased efficiency standards and expands market size Financial Summary 8.7% Revenue CAGR 50%50% Distribution Channel $1,743 $1,754 $2,116 $2,325 $2,430 2019 2020 2021 2022 2023F Sales ($M) End Markets Wholesale Retail 1 Residential sales Leading Brands

252023 Investor Day Presentation | Robust Line of Existing Products Comprehensive Portfolio with Premier Customer Relationships Residential Commercial Retail 2,791 locations Wholesale 2,396 locations ProLine® Gas Hybrid Electric Heat Pump Gas Tankless ProLine® Electric Cyclone® Condensing Specialty Storage Heat Pump Specialty Electric Over 5,000 Customer Distribution Points Manufacturing Plants Vertex® Condensing

262023 Investor Day Presentation | North America Residential Market Leader 1 AHRI: Air Conditioning, Heating & Refrigeration Institute; data includes gas tankless water heaters 2 Market share estimated using AHRI data and company estimates U.S. Housing Shortage Presents Incremental Growth Opportunity U.S. Residential Water Heaters Industry (Millions of Units)1 7.1 7.4 7.5 7.4 7.9 8.3 7.9 7.7 8.0 8.3 8.1 8.8 9.7 8.3 8.6 0.8 0.7 0.6 0.6 0.8 0.9 1.0 1.1 1.2 1.2 1.3 1.2 1.3 1.5 1.5 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023F Replacement New Construction North America Residential Market2 2022 Market Share Data (AHRI Tank + Gas Tankless) 36% 36% 19% 9% Other 15-year CAGR: 1.6% Stable Replacement Business Represents ~80 - 85% Volumes and Mitigates Housing Market Cyclicality

272023 Investor Day Presentation | U.S. Commercial Market 2 2022 market share data (AHRI) 53% 26% 16% 5% Other North America Commercial Market Leader 1 AHRI: Air Conditioning, Heating & Refrigeration Institute; data includes gas tankless water heaters 2 Market share estimated using AHRI data and company estimates Gas Energy Efficient Units More Than Doubled Since 2010 U.S. Commercial Gas Storage Water Units Industry (Thousands of Units)1 78.6 84.7 80.5 88.5 94.2 98.1 97.0 93.7 94.5 88.5 80.0 90.2 83.5 84.8 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023F 29% > 90% Efficiency 46% > 90% Efficiency Higher Adoption Rates of Energy Efficient Units Supports Commercial Offerings

282023 Investor Day Presentation | Innovate and Expand Technology – Customer Service • Website / mobile platforms • QR code platform • Virtual assistance • Interactive training Execute on Key Drivers • 2026 and 2029 regulatory changes • A. O. Smith Operating System • Manufacturing flexibility and product transition New Products • Residential gas tankless • Residential heat pump • Commercial Cyclone Catalyst product digitization Executing a Clear Strategy Execute

Regulatory Requirements: Bringing Change to the Market

2026 Commercial – Efficiency Standard

- Elimination of low efficiency commercial gas product
- Gas Storage: 95% thermal efficiency
- Gas Tankless: 96% thermal efficiency
- Growth of gas tankless for commercial market

Industry impact: ~55% units sold will be impacted

2029 Residential – Proposed NAECA IV[1] Rule

- Elimination of low efficiency residential gas product
- Higher efficiency power vest and non-power damper products
- Condensing gas tankless water heaters
- 35+ gallon capacity heat pump water heater

Industry impact: As currently proposed, ~70% of units sold will be impacted


2026
Condensing Tankless
Unitary and Split Heat Pumps
Condensing Tank-Type
2029
Power Vent / Non-Power Damper
Condensing Tank
Condensing Tankless
Unitary Heat Pump

Federal Government and Local Utilities Incentives Drive Adoption in Advance of Regulation

[1] NAECA IV: National Appliance Energy Conservation Act

2023 Investor Day Presentation | 29

Innovate
& Expand

Residential: Introducing Gas Tankless Product Line

Targeted incremental top line growth of $100 million by 2026

Gas Tankless Full Line Product Offering



X3® Scale prevention technology…available on all product families

Premium Condensing	Standard Condensing	Non-Condensing
160k/180k/199k BTU	140k/160k/180k/199k BTU	140k/180k/199k BTU

Key Features

- Controls on-going product development and marketing
  - A. O. Smith designed and manufactured line of gas tankless products
- Improved design and product performance
  - Fast activation at low flow rates (0.4 gpm) and high incoming water temperature
  - Wi-Fi, Recirculation, and Cascading (up to 12 units)
  - Easy access to service parts with a unique flip down control panel
- Ease of Installation
  - 2" venting and ½" gas connection
- Eliminates annual maintenance costs ~$200 - $300 per year
  - Patent protected integrated scale prevention technology

2023
Began manufacturing gas tankless line in China

2024
Formal launch gas tankless products at AHR Expo in Chicago

AHR EXPO CHICAGO JAN 22-24 / 2024

2025
Production in Juarez, Mexico

AO Smith
2023 Investor Day Presentation | 30

Innovate & Expand

Residential: New Technology for Hybrid Heat Pump

***New** VOLTEX® MAX Hybrid Heat Pump Water Heater*



40% more H2O

ANTI-LEAK

ENERGY STAR

iCOMM

Ultra High Efficiency
Hybrid, Efficiency or Electric



Advance Controls
ICOMM Smart Connectivity with Utility Rate Plan Integration

Key Features

- 4 Sizes: 40, 50, 66, & 80 Gallon
- Whisper-Quiet Operation (45 dBA)
- Leak Detection w/ Automatic Shutoff Valve
- Operating Modes:
  - Efficiency = Heat Pump Only
  - Hybrid = Combination of Heat Pump + Electric Element
  - Electric = Electric Element Only (4.5kw Upper / Lower Elements)
- Easy to Install
  - Top Water Connections
  - Zero Clearance Design (sides/back)
  - Integrated ducting

Annual Growth Rate 25%

2010



Voltex

Good

2022-Q3



Voltex AL

2023-Q3



Voltex 120V

Better

2023-Q4



Voltex MAX

Best

AOSmith

2023 Investor Day Presentation | 31

322023 Investor Day Presentation | Catalyst Technology Allows customers to purchase A. O. Smith-provided key to configure 3 core models… 20 possible combinations. Other features: • Over the air updates • Leak detection • Performance balancing for connected products Commercial: Upgrading the Market Leading Cyclone Product Line Inventory Required Before Catalyst Three Core Models Inventoried 60 Gallon Tank 100 Gallon Tank 119 Gallon Tank 60 G al lo n 10 0 G al lo n 11 9 G al lo n Natural Gas L.P. Gas Patent Protected Configures 3 Core Models with Software Key to 20 Possible Combinations Catalyst (KBtu Input) Catalyst Tablet Innovate & Expand Customer Benefit: Full Product Availability with Less Inventory Investment

332023 Investor Day Presentation | A. O. Smith has sold 33M+ residential water heaters with QR codes since 2011 • QR mobile platform launched in 2023 • Provides customer/contractor information on the exact model installed – Warranty registration – Installation manual • Provides a platform for future customer/contractor services • Reduces administrative cost and call volumes (+$1.5M annually) Innovation Improves Customer Experience and Reduces Costs • Launched December 2022 • Technical support to view installation and assist in troubleshooting • Information logged into Salesforce for future reference • First-call resolution lowers cost to serve for contractor and A. O. Smith • Operational savings of $600k annually (warranty reduction) Virtual Remote Assistant QR Code Platform Rating Plate QR Code – Troubleshooting videos – Service parts – Technical support Innovate & Expand

342023 Investor Day Presentation | New Web Platform Drives Demand Creation Product Information Management Tool Mobile-responsive website attracts broader audience Automated data updates to websites drives operational efficiencies and ensures accuracy Lead generation drives contractor loyalty Over 40,000 Contractors Participate in Our Contractor Rewards Program Data Automation • Website data up-to-date and accurate • Customer data syndication Self-service • Mobile friendly & responsive • Easy access to products/parts • Contact local contractor for service/support Demand Creation • Lead generation • Consumer satisfaction • Contractor loyalty Innovate & Expand Drives Customers to Contractors that Install A. O. Smith Products Product Information Management Tool (PIM) New Web Platform

352023 Investor Day Presentation | • 1,455 training videos across 3 University sites and 7 branded sites • Contractors gain education at their own pace • Provide contractor certification upon completion of several modules • Live training options available to contractors in their local market • 245k people trained in 2022; 300k+ expected in 2023 • Allows for interaction / questions • Less travel / days out of the field • Content creation • Contractor's training on working models • 2,500+ contractors trained on-site per year • Allows for interaction / questions / relationship building Multi-media Approach to Training Industry Studio – Live Training Live Fire Training SchoolsA. O. Smith University Innovate & Expand

Execute

A. O. Smith Operating System Drives a Problem-Solving Culture

Enhances the A. O. Smith Culture

Philosophy

- Customer first
- People are most valuable resource
- Drive continuous improvement
- Front line focused

Management

- Motivate and develop people to surface and solve problems

Tools

- Use tools and methods correctly



System and Process Improvement
Enhance the A. O. Smith Culture
Continuous Improvement
People Development
Employee Development Programs
Employee
Champion
Manager
CI Coach



Strategy Deployment
A3 Problem Solving
PLAN
DO
CHECK
ACT
8 Step Problem Solving
Sales, Inventory, Operations, Planning

A Never-Ending Focus on Continuous Improvement

A.O. Smith
2023 Investor Day Presentation | 36

Execute

Manufacturing Footprint Provides Flexibility and Capacity



Residential Water Heater Plant and Warehouse
Ashland City, TN – NAWH HQ (1.25M sq ft)

Rancho Cucamonga Distribution Center
Rancho Cucamonga, CA (110K sq ft)

Water Well Pressure Tanks
Stratford, ONT, Canada (54K sq ft)

Residential Water Heater Plant
Montreal, QC, Canada (265K sq ft)

Distribution Center and R&D
Fergus, ONT, Canada (338K sq ft)

Johnson City Plant Residential, Retail & Lowes
Johnson City, TN (467K sq ft)

Water Well and Expansion Tanks
Charlotte, NC (97K sq ft)

Commercial Water Heater Plant
McBee, SC (800K sq ft)

Components Plants
Florence, KY (72K sq ft)
Cookeville, TN (60K sq ft)
Franklin, TN (180K sq ft)

Residential Water Heater Plant and Warehouse
Juarez, Mexico and El Paso, TX (340K sq ft)



Ashland City, TN: NAWH HQ



Rancho Cucamonga, CA



Juarez, Mexico


APCOM

Franklin, TN


WATER HEATERS

McBee, SC



Charlotte, NC



Johnson City, TN



Fergus, ONT, Canada



Montreal, QC, Canada



Stratford, ONT, Canada

Manufacturing Footprint

Residential Plants	4
Component Plants	3
Stand-Alone Distribution Centers	2
Water Well Pressure Tank Plants	2
Commercial Plant	1

- Residential Water Heater Plants
- Commercial Water Heater Plant
- Component Plants
- Distribution Centers
- Water Well Plants

AO Smith

2023 Investor Day Presentation | 37

382023 Investor Day Presentation | Long-Term Growth Profile Targeting Growth of 4% - 5% through 2028 5 Year Revenue Growth Profile: 4% – 5% Key Drivers • Industry unit growth + inflation • Improved residential mix toward higher efficiency products • Expansion of tankless market share with A. O. Smith designed and manufactured tankless product • 2026 Commercial regulatory change Preserve and Expand Margin Profile Key Initiatives • A. O. Smith operating system • Build out service platform capabilities – Websites – QR code – Product information management – Training initiatives • Expand high efficiency product offering • Improve product mix through regulation and 3rd party incentives

392023 Investor Day Presentation | Key Takeaways Innovative Products and Service Deliver 4% to 5% CAGR though 2028; Regulatory Changes Accelerates Growth in 2029 Clear strategy for demand creation and profitable growth Industry- leading solutions portfolio, service, and support Regulatory environment expected to drive significant opportunity Strong and stable replacement business benefiting from industry dynamics Market leader with long-term premier customers     

402023 Investor Day Presentation | Steve O’Brien SVP and President, Lochinvar Continuing to Build Brand Equity

412023 Investor Day Presentation | Key Messages – Lochinvar Innovative Products and Best-in-class Customer Support to Drive 5% - 7% CAGR through 2028 Maintain and grow strong channel relationships as provider-of- choice 3 Provide highest standard of support and service Add value through customized solutions and packaged systems Capture market share and capitalize on industry shifting to high efficiency products Build on established foundation of premium products, channel and services 4 521

422023 Investor Day Presentation | 27% 73% 55% 43% 2% Residential Commercial Lochinvar-Branded Boilers At-a-Glance • Market leader in high efficiency boilers • Broad set of product offerings that address consumer needs • Innovative products to navigate and capitalize on industry trend toward higher efficiency boilers • Energy efficient products enable ability to take share and grow above market in a fragmented industry • Solid replacement demand provides a strong base 4.7% Revenue CAGR Distribution Channel $200 $187 $212 $272 $240 2019 2020 2021 2022 2023F End Markets 1 Residential sales Leading Brand Buy Sell Reps Wholesale Other Revenue ($M)

432023 Investor Day Presentation | Lochinvar-Branded Full Portfolio Pool Heaters • Package Systems • Heat Pump Water Heaters • Parts & Accessories Boilers Water Heaters and Storage Tanks Boilers Commercial Water Heaters Tanks Other Revenue by Product Type Other 55% 17% 8% 20% Boilers, Commercial Water Heaters and Tanks make up 80% of Lochinvar-branded Revenue

442023 Investor Day Presentation | 2000 20301990 2010 2020 Industry Continues Shift to Condensing Boiler Technology with Lochinvar as a Market Leader 1 Measured in units Focus on condensing boilers & water heaters with >90% energy efficiency Dept. of Energy Minimum Efficiency Standards Res Blrs 80% (‘92) Comm Blrs & W-H 78% (‘94) Comm W-H 80% (‘03) Res & Comm Blrs 82% (‘12) Res Blrs 84% (‘21) Comm Blrs 85% (‘23) Comm WH 94% (‘26) Res Blrs 95% (est. ‘27) Comm Blrs 95% (est. ‘31) Lochinvar-Branded Boiler Sales 17% 64% 83% 36% 2006 2022 91% 9% Non-condensing Condensing Industry Transition Toward Higher Efficiency Condensing Boilers1 2023F

Lochinvar-Branded Condensing Boiler Value Proposition Wins in the Market

Sustainable Solutions with Real Economic Payback

	Lochinvar Crest Boilers (4) (Energy Efficient)	Non-Condensing (Non-Energy Efficient)
Efficiency	98%	70%
Yearly Operating Cost	**$213,469**	**$357,814**
Installed Cost	$400,000	
Payback (Years)	**2.77**	

Commercial Boiler Example:

- Typical mid-size apartment complex or office building
- 2.8 year payback with $2 million in energy savings over 15-year life

Crest with Hellcat Combustion Technology

- RealTime O2 Trim ™ with continuous adjustment for optimal gas/air ratio
- Feedforward sensors monitor air temperature and barometric pressure
  - Learned trim from previous settings & conditions

Benefits

- ✓ Efficiency maintained over seasons
- ✓ Shorter & easier commissioning
- ✓ No service calls for seasonal adjustments
- ✓ Reduced maintenance costs



AO Smith

2023 Investor Day Presentation | 45

462023 Investor Day Presentation | Innovate and Expand Commercial Heat Pump Offering • Air source • Water source • Cold climate Packaged Systems/Solutions • Custom storage tanks • System controls Training and Industry Engagement • On-site • In-field Channel Excellence Commercial Boilers • High efficiency condensing • Value added features • Integrated electronic controls Residential Boilers • High efficiency condensing • High efficiency combi Executing a Clear Strategy Execute

Innovate & Expand

High Efficiency Premium Commercial and Residential Products

Commercial

- Up to 98% energy efficient – 23% above DOE requirement
- SmartTouch screen user interface and Con-X-Us wireless remote app control to program and adjust from anywhere

Residential

- Up to 95% energy efficient – 13% above DOE requirement
- SmartControl user interface for easy set up and and Con-X-Us wireless remote app control to program and adjust from anywhere


KNIGHT
Outdoor KNIGHT
FTXL
CREST
CONDENSING BOILER

Water Tube Heat Exchanger

400mbh–999mbh

Fire Tube Heat Exchanger

400mbh–1,000mbh

750mbh–6,000mbh


NOBLE
FIRE TUBE
KNIGHT

Heat Exchanger: Stainless Steel FIRE TUBE

COMBINATION 110mbh–199mbh

BOILER ONLY 80mbh–199mbh

55mbh–399mbh

All Stainless-steel Heat Exchangers for Longer Life of Boiler

AOSmith

2023 Investor Day Presentation | 47

482023 Investor Day Presentation | • Air source heat pump • Industry leading 460% efficiency • Modular design • Low global warming potential refrigerant • Designed and manufactured in Lebanon, TN • Alternative to Air Source with even greater energy efficiency • Consistent heating regardless of outdoor temperature • Provide reliable heat even when outside temperature is below freezing • Air Source that operates ≤ 0oF • Variable speed compressor • Consistent heating in Northern climates with or without backup New Heat Pump Products Capitalize on Decarbonization Trends Zero emission, water heating solutions for commercial buildings with industry leading 460% energy efficiency Veritus Water Source Veritus Cold Climate Veritus Launched August 2023 Coming in 2024 Coming in 2024 Innovate & Expand

492023 Investor Day Presentation | Custom Engineering Solutions • Hydronic space heating • Commercial water heating • Hybrid solutions – Gas and electric – Space heating and domestic water heating – Pool heating Enhancing Packaged Systems Offering Engineered to Order • Boilers • Tanks • Pumps • Controls • Accessories Pre-packaged for Various Applications • Healthcare • Car-Washes • Aquatic Centers • Amusement Parks Benefits • Expedited construction completions • Application expertise • Manufacturing knowledge and capability • Product availability • Single source service Single solution provider that designs, manufactures and assembles of customizable, space heating solutions Annual growth of 10 – 12% Innovate & Expand Providing Value Added Design and Assembly within Customized Solution

502023 Investor Day Presentation | Case Study: Major Theme Park The Lochinvar customized packaged system provides hot water for large water theme park, including several water rides, a beach and a lagoon – all with temperature-controlled water Park Capacity: 3.6Million Gallons Park Size: 53Acres Yearly Attendance: 1.7Million Guests Max Heating Req. 85Million Btu/Hr Innovate & Expand Customer Need Major Theme Park: Open Year Round A. O. Smith Unique Solution Phase 1 Package • 4 x Crest 6.0 with Hellcat • Input: 24 Million Btu/Hr • Heating Capacity: 1535 GPM • Single Point Electrical Connections • 10” SS Supply piping

Execute

Innovative Channel Training and Education Help Our Customers Win

University Factory Training

- Product specific consultative programs – installation, start-up, maintenance
- Customer specific –tailored content
- ~40 per year / 800 people



Specifying Engineer Based Programs

- Masterclass content aimed at influencers (engineers, contractors, facility managers)
- ~30 per year / 400 people



Field-Based Programs

- Customer specific –tailored content
- ~15 per year / 300 people



AO Smith
2023 Investor Day Presentation | 51

Continue to Build on Channel Excellence, Strong Relationships and Provider-of-Choice

Execute

Commercial Condensing Boiler Projects

- Best-in-Class buy / sell rep excellence
- Premium sales and support expertise
- Engineering specification pulls through demand

U.S. Basis of Design by Manufacturer


35%
15%
26%
24%
33%
25%
14%
20%
38%
17%
23%
28%
2021
2022
YTD-2023
Lochinvar
Competitor #1
Competitor #2
Other Competitors

- Basis of Design - enables higher win rates
- Specifications are typically determined by mechanical and plumbing engineering firms
- Market leading performance and advanced features - opportunities to maintain the specification with less competition
- Unparalleled training programs – reps and distributors master designing, installing and servicing of Lochinvar products

Source: Construct Connect

AO Smith

2023 Investor Day Presentation | 52

532023 Investor Day Presentation | #1 or #2 position in revenue or income in 80% of Manufacturers’ Representatives that carry the Lochinvar product lines Core Tenants of our Partnerships • Business development at engineer / contractor/ facility manager level - Packaging strength / product lines • Application expertise • Technical support services • Dedicated start-up and/or service staff • Commercial product inventory in territories Specified Products Buy / Sell Manufacturers’ Rep Strength Campbell Equipment Execute ~80% Commercial Specified Product Demand is Created by Manufacturers’ Representatives Activities Over 80 Lochinvar Territories

542023 Investor Day Presentation | Long-Term Growth Profile Targeting Growth of 5% - 7% through 2028 5 Year Revenue Growth Profile: 5% – 7% Key Drivers • Continued market trend toward energy efficient products • Innovation driven market leading products including newly introduced heat pump products • Packaged systems drive down installation costs and time Preserve and Expand Margin Profile Key Initiatives • Product innovation and premium service drives premium position • Innovative designs drive specifications that win business • A. O. Smith Operating System is in initial steps of implementation, providing a margin improvement runway

552023 Investor Day Presentation | Key Takeaways Innovative Products and Best-in-class Customer Support to Drive 5% - 7% CAGR through 2028 Maintain and grow strong channel relationships as provider-of- choice Provide highest standard of support and service Add value through customized solutions and packaged systems Capture market share and capitalize on industry shifting to high efficiency products Build on established foundation of premium products, channel and services     

562023 Investor Day Presentation | Driving North America Water Treatment Growth for Scale and Margin Expansion Sam Karge SVP and President, North America Water Treatment

572023 Investor Day Presentation | Key Messages – North America Water Treatment Brand awareness through innovative marketing programs and consumer tools 3 Targeted vertical integration and improved supply chain drives margin improvement Geographic expansion through acquisition and organic growth drive 2028 sales target of $500 million Multi-channel approach improves penetration in a fragmented market Full suite of premium and innovative products designed to meet consumers’ broader needs 4 521 Acquisitions, Innovative Products and Best-in-class Customer Support to Drive 15% - 17% CAGR through 2028

582023 Investor Day Presentation | 19% 16% 21% 24% 9% 12% 52%48% $141 $177 $202 $222 $230 2019 2020 2021 2022 2023F Organic Sales Inorganic Sales Water Filtration Water Softening North America Water Treatment At-a-Glance • A market leader in water treatment with strong industry leadership and influence • Significant growth opportunity from market consolidation • Channel-focused marketing • Direct consumer relationships • Innovation drives efficiency and differentiation • High margin replacement filter consumables (~15% - 20% of sales) drive recurring revenues and stickiness 13.0% Revenue CAGR Markets ChannelsProduct Mix 1 Residential sales Leading Brands Water Quality Dealers Retail Wholesale Direct to Consumer eCommerce Other Revenue ($M)

592023 Investor Day Presentation | Market Opportunity1, 2 • $2.6B current addressable market • Represents only ~25% of U.S. households having a water treatment device North America Water Treatment Market Environment ~4% - 5% Industry CAGR Over Last Decade2 Market Growth Drivers • Consumer awareness and greater focus on water quality • Aging U.S. infrastructure • PFAS/PFOS water contamination • Environmental Protection Agency PFAS/PFOS, Lead/Copper, Arsenic regulations • Lead contamination in over 100 major cities across U.S. • Impacts ~15 - 22M people3 1 Sources: 2020 comprehensive market interviews, SEAS Capital Primary Research 2017, WQA consumer study 2019,2021, A. O. Smith customer research study 2017,2019, 2021, WQA Valve and Tank Report 2022. 2 $2.6B excludes Fridge filters due to low filter change compliance; total market including Fridge and Pitcher categories ~$4B. 3 EPA lead and copper rule instruction materials 32% 4% 15%12% 5% 23% 9% $- $1.0 $2.0 $3.0 2011 2015 2019 2023 est Estimated Served Market Size 11% 8% 7% 29% 45% Installed Water Filter Water Softener Water Softener & Filter Refrigerator Filter No Water Treatment Softeners Countertop Whole Home Filtration Under Sink Filters Shower Fridge Filters Pitcher Filters Homes with: ($B) Total Market2 Industry Market Penetration Opportunity Leverage Strong Brand and Industry Presence to Capture Share in Large and Growing Market

602023 Investor Day Presentation | Innovate and Expand Products • Portfolio addresses broad set of customer needs • Innovative technology Executing a Clear Strategy Multi-Channel Approach Marketing Programs and Customer Tools M&A Strategy • Proven integration playbook Operational Excellence • Scale • Targeted vertical integration • Supply chain lead times • Strategic acquisitions Execute

Innovate & Expand

Water Treatment for All Needs

Full Spectrum of Water Treatment & Filtration Product

Point of Entry
~60% of sales



Whole Home Filtration



Whole Home Softeners

Point of Use
~30% of sales



Whole Kitchen Filtration



Under Sink Filtration



Tankless RO Systems



Traditional RO Systems

Non-Installed
~10% of sales



Countertop Filtration



On-the-Go Filter Bottles

Complete Technology Portfolio to Provide Clean & Safe Drinking Water

Activated Carbon
Improves taste by removing chlorine and organic pollutants including PFAS
PS: 5,000 nm

Micro-Filtration
Removes sediment, particulates and colloids
PS: 1,000 nm

Ultra-Filtration
Removes bacterium, large organics and other pollutants resulting from water transport
PS: 50 nm

Reverse Osmosis
The ultimate filtration technology; reduces nearly all substances
PS: 0.2 nm


Taste & Odor
Sediments & Colloids
Bacterium & Organics
Heavy Metals & Salts
H2O

*PS: Pore Size

AO Smith
2023 Investor Day Presentation | 61

Innovate
& Expand

Innovative Technologies Drive Growth

By Removing the Most Contaminants with the Least Waste

Sidestream™ Technology





- Patented highest efficiency reverse osmosis technology on the market
- 4-to-1 water recovery

Claryum™ Filter



- A. O. Smith developed carbon filter
- Certified to remove 77 contaminants
- Most certified carbon filter on the market
- PFAS, Lead, VOC, Mercury
- First filters to receive PFAS/PFOS and microplastics certification

Problem Water Solutions



- CrystalRight™ media
- Reduces hardness, iron, ammonia, tannin
- Innovative self-sanitizing system

WaterMAX™ Softener Technology



- Highest efficiency softener on the market
- Compact size with full flow performance

A. O. Smith Technology Group

- 275 global water treatment technology professionals
- New Corporate Technology Center - Milwaukee
- Global engineering center - China
- Industry-leading R&D facilities

Certification Differentiator from Competition

- Highest health claims for contaminant reduction with reverse osmosis and carbon filtration
- Certification for safety and product efficiency
- Certified to ANSI/NSF standards at the Water Quality Association



AO Smith

2023 Investor Day Presentation | 62

Innovate & Expand

Multi-Channel Approach Improves Penetration

North America Channels & Brands

Our brands participate in all channels; most competitors operate in 1-2 of these channels

Channel	Brands	Route to Consumer
Direct to Consumer	aquasana	Aquasana Website, Direct Mail, Telesales
Marketplaces Online	aquasana	amazon Ecommerce marketplaces
Water Quality Dealers	WATER CARE, Evolve, HAGUE	Dealer
Retail	AO Smith	LOWE'S
Wholesale	AO Smith, Water Right	Wholesaler, Contractor / Plumber



CONSUMER

Water Treatment U.S. Market Channel[1]


14%
5%
9%
48%
24%
Water Quality Dealers
Retail
Direct to Consumer
Marketplace
Wholesale

A. O. Smith Channel Penetration


12%
19%
21%
16%
9%
24%
Water Quality Dealers
Retail
Direct to Consumer
Marketplace
Wholesale
Other

AO Smith

[1] Estimated Channel Penetration

2023 Investor Day Presentation | 63

Innovate & Expand

Marketing Programs and Consumer Service Tools

Direct To Consumer Innovation

- Constantly evolving marketing programs to be part of consumers' decision-making process
- Omni-channel marketing - television, radio and online coordinated messaging
- Online influencers – market differentiation



Professional Dealer Strength ~ 400 dealers in network and growing

- Best-in-class dealer products for home water solutions
- Dealer education, seminars and online training
- Unrivaled dealer marketing support – including consumer lead-generation programs and website creation



Retail Merchandising Evolution

- Industry-leading contaminant reduction certifications
- Highest-efficiency reverse osmosis and softener products in retail market
- QR codes - innovative product selection tool


WATER SOFTENER
XXL

AO Smith
2023 Investor Day Presentation | 64

652023 Investor Day Presentation | Inorganic geographic expansion across North America in residential and commercial • Water treatment is “local”– regional expertise • Acquire geographically for regional assembly and distribution • Creating regional centers of excellence • Commercial water treatment expertise – Commercial market space estimated to be ~2x size of residential – Targeted expertise in large-scale filters, reverse osmosis and high purity waster systems – Specification-driven growth • Similar to Lochinvar Building Scale through M&A Strategy Innovate & Expand Acquisitions are Critical to Building Scale

Execute

Targeted Vertical Integration and Streamlined Supply Chain Improve Margin Profile

Vertical Integration of Critical Components

- Growth driven by innovative core filtration products
- A. O. Smith innovative new filtration technologies:
  - Claryum™ carbon block
  - Sidestream™ reverse osmosis elements
- Vertically integrated many key filtration medias and cartridges within our factories
  - Faster product launch
  - Reduced overall cost due to shorter supply chain





Shortening Material Supply Chain Length

- Many water treatment base materials originate in Asia
- Some materials may cross the Pacific Ocean up to 3x in journey from raw material to finished good
- Many materials have a 25-week lead time due to long supply chain
- Innovative planning and demand tools to help drive down overall supply chain lead time
- Resourcing key systems back to U.S. – including new high efficiency RO System aquasana

Targeting 100bps of Annual Margin Improvement

AO Smith
2023 Investor Day Presentation | 66

672023 Investor Day Presentation | Long-Term Growth Profile Path to $500+ million and Mid-Teens Margins through 2028 1 Annual market growth assumption of 4% - 5% 5 Year Revenue Growth Profile: 15% – 17% Key Drivers • Grow faster than the market1 with organic annual growth of 10% – 12% by: – 2% – 3% inflation – Marketing programs and service tools – Portfolio mix improvement – Dealer and e-commerce growth – Direct to Consumer growth • Bolt-on acquisitions to add ~5% of annual sales growth Margin Expansion: Mid-teens by 2028 Key Initiatives • Leverage growth within current footprint • Enhance premium brand via leading technology and best-in-class service • Annual material, labor and logistics cost reductions of $3 – $4 million annually

682023 Investor Day Presentation | Key Takeaways Brand awareness through innovative marketing programs and consumer tools Targeted vertical integration and improved supply chain drives margin improvement Geographic expansion through acquisition and organic growth drive 2028 sales target of $500 million Multi-channel approach improves penetration in a fragmented market Full suite of premium and innovative products designed to meet consumers’ broader needs      Innovative Products and Best-in-class Customer Support to Drive 15% - 17% CAGR through 2028

692023 Investor Day Presentation | Q&A

702023 Investor Day Presentation | BREAK

712023 Investor Day Presentation | Executing Growth in China Jack Qiu SVP and President, China

722023 Investor Day Presentation | Key Messages - China Focusing on customer experience using digital selling and service tools 3 Capturing growth through new adjacencies and expanding commercial markets Leveraging strong in-country market presence and brand recognition for sustainable, profitable growth Maintaining a balanced go-to-market channel strategy Leading position in premium segment with growing replacement base and recurring filter revenue 4 521 Innovative Products and Best-in-class Customer Support Drive 5% – 6% CAGR through 2028

732023 Investor Day Presentation | 41% 35% 24% 47% 39% 14% China At-a-Glance • 25+ years operating in China with ability to scale - Strong in-country leadership - Operational improvements and organizational driving margin expansion • Premium brand recognition to reach middle / affluent classes • Multiple distribution channels, including service network • Dual brand strategy to preserve premium brand • Continuous innovation around new technology and operational excellence • ~60% of water heater sales are replacement • ~20% - 25% of water treatment sale are replacement filters End MarketsProduct Mix 1 Residential sales Leading Brands $827 $699 $920 $835 $830 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2019 2020 2021 2022 2023F Sales ($M) 0.7% Revenue CAGR In local currency Water Heating Water Treatment Other A. O. Smith Exclusive Dist. 3rd Party Retail E-commerce Revenue ($M)

742023 Investor Day Presentation | Balanced Go-To-Market Strategy with Key Partnerships Balanced Channel Strategy • A. O. Smith exclusive specialty store are 100% dedicated to the success of the A. O. Smith product family • Leading partners in the national and regional offline retail • Leveraging e-commerce activity to drive in-store experience to upsell product offering Major Channels E- commerceOffline Retail A. O. Smith Specialty Stores Regional Top Stores Key Accounts Tier 4th-6th stores Project 91% 9% Tier 1-3 cities Tier 4-6 cities Sales Mix Specialty store KA store 9,600 Points of Sale Across China ~4,500 Stores in Tier 1 – Tier 3 Cities ~1,800 A. O. Smith Specialty Stores ~1,400 Retail Stores ~1,300 Regional Stores ~5,100 Outlets in Tier 4 – Tier 6 Cities Regional store Tier4-6th store

752023 Investor Day Presentation | Investments in R&D and Manufacturing in place to Support Growth Industry-Leading Technology • Focus on quality excellence, safety and social responsibility • Invest in digitalization and automation for productivity and profitable growth ~$500M Invested in China’s 3 Manufacturing and R&D Facilities Digitalization Automation Reliability Testing

762023 Investor Day Presentation | Innovate and Expand Premium Residential Products • Water heating • Water treatment • Kitchen appliances Whole-home HVAC Packaged System Executing a Clear Strategy Technology • Connected services (AI-LiNK) Commercial Product Opportunities Premium Product Positioning Premium Customer Service Online to Offline Brand Convergence Execute

Innovative Core Product Offerings

Water Heating



Slim-Design Dual tank Electric	Zero-cold Water Gas	Super-Quiet Gas	Condensing Combi Boiler	Soft-water-integrated, Gas	AI-LiNK HVAC

~60% of Water Heaters are Replacements

Water Treatment



Pre-Filter	Whole Home Softener	Whole Home Filtration	Large Flow	Hot Water Purifier	Dual Function Water Purifier

Innovate & Expand

Differentiated Features

8-year Warranty | *Super Quiet Gas* | *Zero-cold Water Gas* | *Glassing Tank Electric*

- Slim design electric wall-hung, extremely quiet and zero-cold-water gas tankless
- Soft-water-integrated gas tankless and combi-boilers

Hot Purified Water | *Mom & Baby Care* | *Precise Display of Filter Life*

- Large flow and hot water feature
- AI-LiNK connectivity to water treatment models with filter life display / calculation based on real water consumption
- Dual-function water purifier with 2 separate applications: drinking & cooking and washing dishes, vegetables, etc.

AO Smith

2023 Investor Day Presentation | 77

782023 Investor Day Presentation | Residential: Expanding into other Kitchen Appliance Categories as a Catalyst for Growth Range Hood • Super quiet, super clean • Top & side dual suction Cook Tops • High thermal output • Precise temperature control Steam Oven • Dual-generator steam system • 316 stainless steel tank Dishwasher • Leading technology of bowl rotation • 316 stainless steel tank Bundle Options Innovative Products Innovate & Expand 2019 2019 NEW NEW Leveraging Innovation Expertise Across New Premium Product Categories

792023 Investor Day Presentation | Maximum Comfort and Most Efficient • Customized, whole home packaged system that provides heating, cooling and fresh air • A. O. Smith is single solution provider that designs, installs and services system – transforming to a system solutions provider - Comfort and energy efficiency with control of one digital display - Combi boiler - Heat pump • Fresh air unit AI-LiNK Smart Home: “Good Air” HVAC System as a Solution Innovate & Expand Annual Sales to Grow to $100 Million by 2028, a 12% CAGR from 2023

802023 Investor Day Presentation | AI-LiNK Smart Home • AI-LiNK Technology (Power Line +Wi-Fi Dual-mode Connection) • “Smart Home Box” creates a unique IOT system with enhanced safety and privacy protection • Expand bundled offerings to drive growth and increase value to consumers AI-LiNK Smart Home, Good Water System How A. O. Smith Will Own the Kitchen Whole-house Hot WaterWhole-house Soft Water Whole-house Purified Water Smart Home Box Dishwasher Steam Oven Range Hood Innovate & Expand AI-Link and Bundled Sales to Grow to $100 Million by 2028, a 25% CAGR from 2023 Air Purifier

812023 Investor Day Presentation | Annual Growth of 10-12% Commercial Product Offerings are Catalysts for Growth Commercial Strategy • Develop channels and win landmark projects to enhance brand influence • Promote high efficiency condensing boiler and heat pump, with multi- energy management AI-LiNK smart system • Focus on opportunities in the existing building renovation market • Offer diversified water treatment solutions, catering to all scenarios Water Heating Gas Heater Heat Pump- Hot Water Heat Pump Heating EB Boiler HB Condensing Boiler AI-LiNK System Water Treatment Pre-Filter Campus Product Line Sparkling and Coffee Machine Solution Innovate & Expand

822023 Investor Day Presentation | • Mid price positioning • Good quality and mid-range features to attract younger generation / first-time buyers • Market-leading full range of products with differentiated features • Uniform pricing across online and offline channels • Elevate our premium name • Smart linked lifestyle with good air & water • Professional one-stop solution provider Market Positioning AI-LiNK / A. O. Smith / Chanitex Young, Stylish Brand Mid-end Mid- to High-end Best Product Smart Linked Lifestyle Premium Avg. Selling Price, Avg. Margin Execute

Execute

Technology Drives Best-in-Class Customer Service


9
20
60
67

Design / Installation / After Service

- Digital tools to empower and manage the process of design, installation and after service
- Deliver high quality, turn-key system with customized solutions


供应链配件大数据控制中心

Regional Materials Center

- Optimized warehouse, logistics, and fully barcode, visualized online system
- Provides full line of service parts to support premium services


A.O.史密斯产业学院

A. O. Smith Industry College

- Established 2021, provides training to HVAC sales professionals, service technicians and onsite supervisors: supports AI-LiNK HVAC systems business
- Delivers premium customer solution for the HVAC system

+7M
Consumers Online

6,000+
Service Technicians

4.2m
Service Orders (2022)

100K+
President Hotline Messages

AO Smith

2023 Investor Day Presentation | 83

842023 Investor Day Presentation | Social Media Platform Merge Online & Offline Brand Building to Complete the Sale Online & Offline Brand Building • Cooperating with influencers for live- streaming and creating high-quality content • Leveraging Tmall.com and JD online platforms to showcase A. O. Smith high-end offline products to achieve synergies through online-offline model Red Tik Tok Zhihu Bilibili Online Platform Sales records and positive comments Brand exposure and traffic Store Real Experience Offline Sales & Service O20 Model Execute Online-Offline Integration

852023 Investor Day Presentation | Long-Term Growth Profile Path to $1.1+ Billion Revenue and 15% Operating Margin in 2028 5 Year Revenue Growth Profile: 5% – 6% Key Drivers • Core business (residential water heating and water treatment) growth driven by new product introductions and project sales • Expansion into targeted kitchen appliance adjacencies • AI-LiNK technology • Expand into higher growth and higher margin commercial business Margin Expansion: From 11% to 15% Key Initiatives • Leverage growth within current footprint • Enhance premium brand via AI-Link and Best-in-Class service • Annual cost reduction target $5+ million

862023 Investor Day Presentation | Key Takeaways Focusing on customer experience using digital selling and service tools Capturing growth through new adjacencies and expanding commercial markets Leveraging strong in-country market presence and brand recognition for sustainable, profitable growth Maintaining a balanced go-to-market channel strategy Leading position in premium segment with growing replacement base and recurring filter revenue      Innovative Products and Best-in-class Customer Support Drive 5% – 6% CAGR Through 2028

872023 Investor Day Presentation | Expanding Presence in India Parag Kulkarni SVP and President, India

882023 Investor Day Presentation | Key Messages - India Deep industry knowledge and local market expertise 3 Strong channel relationships and broad distribution network drive market share Near-term investments in innovative new products drive sustainable and profitable growth Positive market demographics present emerging opportunities Premium brand positioning and broad product portfolio 4 521 Above Market Growth of 15% to 20% CAGR through 2028

892023 Investor Day Presentation | Water Heating Water Treatment India At-a-Glance $39 $31 $41 $49 $53 $- $10 $20 $30 $40 $50 $60 2019 2020 2021 2022 2023F 70% 30% 68% 20% 12% Residential - Offline Residential - Online Commercial 5% A. O. Smith India 20% Y/Y 2022 Sales A. O. Smith India Grew 4X Industry 12.6% Revenue CAGR in local currency End MarketsProduct Mix Revenue ($M) India’s evolving demographics and economic transformation create significant growth opportunities • GDP growth projected 6%+ in 2024 • $5T economy by 2026 • Rapid urbanization • Government-supported investments in infrastructure • Innovative new products • Premium, niche solutions • Broad distribution network • Ecommerce / digital consumption

902023 Investor Day Presentation | Strong Brand and Broad Distribution A. O. Smith India Channels 1 Residential sales National Retailers Regional Retailers 300 Distributors ~13,000 Retailers Large Retailers 20 Chains 800 Stores 50 Commercial Dealers E-commerce Flipkart Amazon Water Heating Water Treatment

912023 Investor Day Presentation | Innovate and Expand New Premium Products and Technology • Residential water heating • Residential water treatment Demand Creation Executing a Clear Strategy Build Brand • 360 engagement • Accreditation / certification / service Channel Expansion • Unique customer relationship platform • Growing commercial channel Best-in-Class Customer Experience Process and Platform Approach Execute

Innovate & Expand

Residential Water Heaters – Innovation Raises the Bar in the Market

Value-added features including a longer life, energy savings & faster heating



Build on technologically & aesthetically superior product launches of last few years



"5-Star" Energy Star rated products despite revised energy star rating program



5-Star Compact Products for Urban Homes

Longer life with Blue Diamond® Glass Lining

Enhanced hot water output with **RRID Technology** (Patent Applied)

Premium value proposition through Blue Diamond & RRID technology





India's First **"Integrated Manifold"** Connection

Integrated Manifold – Saves energy and easy to connect



Premium, digital tankless products for high growth, niche markets

~30% of Sales from New Products

RRID: Rust Resistance Inlet Diffuser

2023 Investor Day Presentation | 92

932023 Investor Day Presentation | 2015 2017 2020 2023 Residential Water Treatment - Product Introductions Create New Trends in the Industry ~30% of Sales from New Products Hot - UVHot - RO Intuitive Hot - RO Highest Recovery Hot - RO Hot – UV+UF Innovate & Expand Create New Segments Based on consumer needs (health needs, pregnant women, younger kids, older parents, tea / coffee etc.) with products like "Hot Water –RO”

942023 Investor Day Presentation | Hot is The New Healthy • Hot as a unique consumer benefit • Young, upwardly mobile, urban consumer family • 7 offerings in 8 years • Hot is the new healthy • Health-conscious urban buyer Demand Creation: Creating New Trends in the Market Under the Counter, Over the Top • Young, upwardly mobile, urban family • Modern, minimalistic, modular, technologically advanced kitchen • 4 products in 6 years Premium UV Range with Industry Firsts • Sustainability driven premium offering to appeal to educated urban consumers • Digitally advanced user interface • Compact for new age homes Innovate & Expand Creating Premium, Niche Segments within Water Treatment – Investing & Nurturing

952023 Investor Day Presentation | Public Space Booths • Brand building Digital Outreach • Social media • Google platforms • Precision targeting E-Commerce Ads • Conversion • Speed of decision In Shop Branding • Point of sale influencing Building Brand Awareness through 360º Consumer Engagement Print Advertisement • Mass awareness • Consumer offers Innovate & Expand

962023 Investor Day Presentation | India’s Most Trusted Water Heater Brand 5th Time In A Row India’s 1st Major Water Treatment Brand to get BIS Certification Building Brand Through Accreditation, Certification & Service One of the Highest Rated Brands on E-commerce Platform Top Rated Product in Water Heating and Water Treatment Service Best-in-Class Service Target of 90% NPS rating and 70% NPS raters BIS: Bureau of Indian Standards; SDC: Same Day Closure, NPS: Net Promoter Score 40K+ Ratings & Reviews ~90% of ratings are 5-stars (maximum rating) Innovate & Expand 83.4% 89.1% 91.2% 92.9% 2020 2021 2022 YTD Apr '23 NPS Rating 44.9% 63.1% 66.1% 72.2% 2020 2021 2022 YTD Apr '23 NPS Raters

972023 Investor Day Presentation | A. O. Smith Top Customer Engagement Platform Channel Expansion through Strong Channel Relationships to Fuel Growth Store Focus Channel expansion supports strong foundation for sustainable growth • Annual event to award achievement, set future goals and aspirations • Introduce new products and programs • Build bonds between A. O. Smith and distributor network 5,000 13,000 Year 2016 Year 2023 2.5X Stores Growth Stores~75 Core Partners 37 Core Partners Year 2016 “Strengthen The Core” Year 2023 “Enhance The Core” Innovate & Expand

982023 Investor Day Presentation | Growing Commercial Presence through Premium Value Proposition for Heat Pumps Applications • Top education institutes • Villas, weekend retreats • Healthcare facilities • Green buildings • Premium condominiums • Corporate campuses • Luxury hotels & resorts Heat Pumps Innovate & Expand

Execute

Leveraging Technology to Create Best-in-Class Consumer Experience

Raising The Bar on Customer Service with Superior Service Provider Training and Technology



Human Touch — Delighting Customers

- 1200+ third party team members
- ~14K zip code coverage
- 365 days field operations
- Singular drive for Same Day Closure

Premium Service Drives Annual Maintenance Contract Levels


82% CAGR
23% CAGR
2018
2019
2020
2021
2022
2023E
Water Heater
Water Treatment

Digitization — The Way Forward



Mobile Applications
- 24/7 consumer touch

On-line AMC Purchase
- Convenience
- Genuine
- Higher margin

Communication BOT
- 24/7 Customer support
- Better spike management

Advanced CRM
- Same day closure
- Resource allocation

Best-in-Class Service, Cementing Premium Brand Imagery

AO Smith

2023 Investor Day Presentation | 99

1002023 Investor Day Presentation | Platform Approach Process and Platform Approach Supports Product Introductions, Quality and Cost Position Channel and Consumer Benefits: • Speed to market of new products • Improved technical support & user interface A. O. Smith Benefits: • Common platform • Improved manufacturability • Minimizes tooling costs • Improves quality Minimize Investment – Maximize Return Execute Common mainframe platform Speed to market Tech superiority & user interface Differentiated styling for online and offline 2019: 2 Models (RO) 2020: 1 Model (UV) 2020: 2 Models (RO) 2022: 1 Model (RO)

1012023 Investor Day Presentation | Long-Term Growth Profile Targeting Growth of 15% - 20% through 2028 5 Year Revenue Growth Profile: 15% – 20% Key Drivers • New product introductions • Best-in-Class Service • Expand commercial presence • Expand channel footprint with unique custom relationship platform Margin Profile: 3% – 5% Key Initiatives • Reinvest for growth • Expand into commercial market and service • Process and platform approach

1022023 Investor Day Presentation | Key Takeaways – India Deep industry knowledge and local market expertise Strong channel relationships and broad distribution network drive market share Near-term investments in innovative new products drive sustainable and profitable growth Positive market demographics present emerging opportunities Premium brand positioning and broad product portfolio      Above Market Growth of 15% to 20% CAGR through 2028

1032023 Investor Day Presentation | Executing Clear Financial Priorities Chuck Lauber EVP and Chief Financial Officer

1042023 Investor Day Presentation | Key Messages Balance and disciplined capital allocation approach for optimal returns 3 Strong balance sheet supports growth through strategic M&A Clear strategy for long-term growth and value creation Industry-leading free cash flow conversion of 100%+ Track record of delivering revenue and earnings growth 4 521 Above Market Growth and Strategic Capital Allocation Drives Shareholder Value

1052023 Investor Day Presentation | Strong Track Record of Delivering Financial Results 1 Non-GAAP measure. See reconciliation to GAAP measures in Appendix. 2 ROIC defined as ANOPAT divided by average invested capital net of cash $353 $638 $815 2014 2018 2023F 15.0% 20.0% 21.3% $1.22 $2.61 $3.75 2014 2018 2023F 20.1% 35.0% 35.4% 2014 2018 2023F Sales ($M) Adjusted EBITDA1 ($M) / Margin (%) Adjusted EPS Return on Invested Capital (%)2 Performance Drivers • Grew North America sales – from 69% to 75% of total sales • Implemented price/cost actions • Introduced new, innovative products • Regulatory changes • Invested in digital platforms • Repurchased 40M+ shares • Large base of repeatable replacement business in water heating and boilers Historical Drivers • Launch of internally- developed innovative tankless products • Continued energy efficiency convergence in boiler market • Organic and inorganic growth opportunities in water treatment • Above market growth in India • China positioned for growth • Future regulatory changes Positioned for Future Performance $2,356 $3,188 $3,825 2014 2018 2023F

1062023 Investor Day Presentation | Key Financial Objectives • Positive market dynamics • Organic outgrowth driven by new products and regulatory change over time • Strategic acquisitions will enhance growth Volume • Operational excellence improves margins over time • Share repurchases continue to contribute • Strong EPS growth over cycle Earnings per Share • Expect strong cash flow and conversion to continue • Continued focus on working capital management and asset efficiency • Supports balanced capital allocation strategy Cash Flow • Investing in core business remains top priority • Pay an attractive dividend; continue share repurchases • Strategic acquisitions provide long-term value creating potential Value-Creating Capital Allocation

1072023 Investor Day Presentation | 2019 – 2023F Cumulative Free Cash Flow ($ in Millions) Sales $17,006 Net earnings (excl 2022 pension settlement) 2,254 D&A 383 Working Capital 71 Other (8) Cash Flow from Operations 2,700 Capital Expenditures (331) Free Cash Flow 2,369 FCF Conversion % 105% Resilient Business Model and Disciplined Capital Management Generate Best-in-Class Cash Flow “Annuity” Model Consistent, recurring revenue stream Low Capital Intensity* Capital expenditures ~2% - 3% of annual revenue Strong Working Capital Management Net working capital ~20% - 25% of annual revenue Leverage Opportunity Allows for inorganic investments for long-term growth * Including incremental investments in growth for tankless and innovation, total 2024-2025 capital expenditures projected to remain below 3% of annual revenue

1082023 Investor Day Presentation | Capital Allocation Philosophy Strategic Investments  Organic Growth Mix of Capex, R&D and new product development  M&A Strategic M&A to drive shareholder value Returning Capital to Shareholders  Dividend Annual dividend paid for last 82 years; annual dividend increased for past 30 years  Share Repurchases Share repurchases has been and is expected to continue to be a key component of capital strategy1 1 Subject to ongoing Board approval Targeting Debt-to-Adjusted-EBIDTA of ~1.5-2x

Investing in Core Remains Top Priority with Key Innovation and Growth Investments

Capital Expenditures – target 2% - 3% of sales over the cycle

- Includes maintenance (~1% of sales)
- 2024-2025 Capital investments for growth (~$85 million)
  - Commercial R&D engineering facility with testing capability– Lebanon, TN
  - Tankless manufacturing production – Juarez, MX
  - Heat pump production capacity expansion – Juarez, MX
  - Commercial water heating production capacity due to 2026 regulatory change

R&D ~ $90M annually

- Products / capabilities

Operational Excellence and Channel Enhancement

- Innovation in services, delivery, training and overall premium customer experience
- Channel expansion in India
- Efficiency and process improvement through A. O. Smith Operating System

CapEx Target

2% - 3% of Annual Revenue


Growth and Operational Excellence
40%
60%
Maintenance

Best Use of Capital Expected to Produce Highest Risk-Adjusted Returns

AO Smith
2023 Investor Day Presentation | 109

1102023 Investor Day Presentation | Strong Financial Position Supports Growth through Strategic M&A Strategic Fit • Grow TAM • Capitalize on megatrends • Expand geographically • New water themed platforms • Grow / leverage existing capabilities and technology • New or complimentary technology or innovation Financially Attractive • Accretive to EPS in the first year • ROIC above cost of capital by the third year • Meet risk adjusted IRR hurdle rates • Accretive to growth or margin profile Adjacencies • Water themed platforms • Select complementary products Core Geography Core Adjacencies Geographically Attractive Markets Expand / Grow Core • New products and technologies • Water heating • Water treatment

Returning Capital to Shareholders

Dividend Priorities

- Pay attractive dividend that grows with earnings
- Conduct peer analysis and assess yield / payout ratio
- Continued commitment to increasing dividend[1]



Annual Dividend History ($)
1994
2023

Dividend Yield as of 10/27/2023	
A. O. Smith	1.8%
Peer Median	1.2%
S&P 500	1.6%

Share Repurchase since 2014:

- Repurchased 41M+ shares for $2.1B (~$51/share)
- Diluted shares outstanding reduced ~17%[2]
- As of September 30, 2023: 5.5M shares remain under authorization
- Share repurchase expected to remain an important and attractive option[1]



182.0
Diluted Shares Outstanding (M)
Reduced ~17% (net)
151.0
12/31/2014
2023F

Dividend Aristocrat – Nearly 30 Consecutive Years of Dividend Increases

AO Smith

[1] Subject to ongoing Board approval
[2] Net of shares issued for stock-based compensation

2023 Investor Day Presentation | 111

1122023 Investor Day Presentation | 5% - 6% Revenue Target FY’24 – FY’28 CAGR North America Rest of World 2023F Water Heating Boilers Water Treatment China India 2028 2029 CAGR 4% – 5% 5% – 7% 15% – 17% 4% – 6% 15% – 20% Incremental % of Sales 65% ~5% – 10% ~5% – 10% ~20% – 25% ~1% Drivers • Industry unit growth + inflation • 2026 commercial regulations • Tankless market share • Residential mix • Energy efficient market growth • Customized packages • Specified business • Training • Dealer / D2C / e-commerce • Geographic expansion • Portfolio mix • Strategic M&A • Core business • New kitchen categories • AI-LiNK technology • Commercial opportunity • New products • Channel expansion • Premium service • Commercial market • Strategic M&A • Proposed 2029 regulatory changes in residential water heating Delivering Sustainable Growth

Clear Strategy for Long-Term Value Creation Goals*

Revenue

5% - 6%
Annual growth
Plus fire power to accelerate growth through strategic acquisitions

Earnings per Share

7% - 9%
Adjusted EPS CAGR
- North America margin growth ~150 bps[1]
- Rest of World margin growth ~400 bps[2]
- Share repurchase to contribute 1% - 2%[3]

Cash Flow

>100%
Free cash flow conversion

Value-Creating Capital Allocation

Target Leverage: ~1.5x - 2x Net Debt-to-Adjusted EBITDA
Acquisitions that meet financial criteria
Pay an attractive dividend, continue share buybacks and ROIC above 30%[4]

*2024-2028 timeframe – Growth rate is organic, except North America Water Treatment growth targeted at 15% - 17% which includes ~5% growth from acquisitions; [1]Margin expansion versus 2023F exit rate of 24%; [2] Margin expansion versus 2023F of 10%; [3]Subject to ongoing board approval; [4]ROIC defined as ANOPAT divided by average invested capital net of cash

AO Smith
2023 Investor Day Presentation | 113

1142023 Investor Day Presentation | Key Takeaways Balance and disciplined capital allocation approach for optimal returns Strong balance sheet supports growth through strategic M&A Clear strategy for long-term growth and value creation Industry-leading free cash flow conversion of 100%+ Track record of delivering revenue and earnings growth      Above Market Growth and Strategic Capital Allocation Drives Shareholder Value

1152023 Investor Day Presentation | Kevin J. Wheeler Chairman and Chief Executive Officer Closing Remarks

1162023 Investor Day Presentation | Powerful Investment Thesis Leading with innovative products that drive technology and meet sustainability needs Capitalizing on global megatrends in a large and growing market supported by regulatory changes Leading North American water heater and boiler producer with stable and consistent replacement demand Leveraging strong balance sheet for organic and inorganic growth while returning capital to shareholders Compelling brand awareness in emerging markets with attractive growth and margin expansion opportunities 1 2 3 4 5

1172023 Investor Day Presentation | Where water flows – our legacy grows The 150th anniversary of A. O. Smith will acknowledge our rich history and celebrate our future among global employees, Smith family members, elected officials, our community and customers around the world. Our year-long celebration will: • instill pride in the company • emphasize our good name and values • showcase our ongoing commitment to innovation and growth • elevate our strength as a leading global water technology company

1182023 Investor Day Presentation | Q&A

1192023 Investor Day Presentation | Speaker Bios

1202023 Investor Day Presentation | Kevin Wheeler was named chairman of the A. O. Smith Corporation board of directors on May 1, 2020. He was named president and chief executive officer on September 1, 2018 – the 10th chief executive officer in the company’s history. He has responsibility for the company’s global operations, as well as strategy development and implementation, profitability and shareholder returns. Prior to becoming CEO, Kevin was president and chief operating officer from June 2017. In this role, he was responsible for A. O. Smith’s global water heater and boiler operations as well as its global water treatment business. He also oversaw the company’s global research and information technology functions. Kevin was elected to the A. O. Smith board of directors in July 2017. Kevin joined A. O. Smith in 1994 as a regional sales manager for the former Water Products Company. In 1999, he was named managing director of A. O. Smith Water Products Company B.V., headquartered in Veldhoven, the Netherlands. In that role, he was responsible for the company’s water heater business in Europe and the Middle East. He returned to the U.S. in 2004 to serve as vice president-international with responsibility for all European and Asian operations. During this time, the company expanded its business in China and began evaluation of the India residential water heater market. In 2007, Kevin was named senior vice president and general manager of the U.S. retail business for the Water Products Company. In that position, he oversaw all aspects of the U.S. retail business including sales, marketing, manufacturing, product engineering, and customer service. In 2011, he was named senior vice president and general manager of A. O. Smith’s largest operating unit – the North America, India and Europe water heating business – and became president of that business in 2013. Kevin began his career in 1984 at Hoyt Water Heater Company. He also held sales management positions at Bradford White Corporation and American Water Heater Company. Kevin is a member of the Manufacturers Alliance Board of Trustees. He has served as chairman and an at-large director of the Air-conditioning, Heating, and Refrigeration Institute (AHRI). He is a director of Graco Inc. (NYSE: GGG). He is a graduate of the University of Nevada, Reno and the Advanced Management Program at Harvard University. Speaker Bios Kevin J. Wheeler Chairman and Chief Executive Officer

1212023 Investor Day Presentation | Chuck Lauber was named executive vice president and chief financial officer of the company in May 2019. He is responsible for all financial functions of the company including treasury, controllership, cash management, and investor relations. Chuck joined A. O. Smith as corporate director of tax and audit in December 1999. He was named vice president and controller of the former Electrical Products Company division in 2001 and was named vice president – global finance for Electrical Products in 2004. In 2006, he was promoted to senior vice president and group chief financial officer for the Water Products Company division. Chuck was named to the newly created position of senior vice president – strategy and planning in January 2013 and assumed the position of senior vice president - strategy and corporate development in March 2013. Before joining A. O. Smith, he held a number of auditing and management positions with Ernst & Young from 1984 to 1999. He serves on the board of directors of the National Association of Manufacturers (NAM) and H.B. Fuller. Chuck earned a BS in accounting from the University of Wisconsin-Whitewater and an MBA from Kellogg School of Management at Northwestern University. Speaker Bios Chuck Lauber EVP and Chief Financial Officer

1222023 Investor Day Presentation | Dave Warren was named president and general manager of the North America Water Heating business unit in July 2017. In this role, Dave has profit and loss responsibility for the 10 brands that make up the operation. He oversees the unit’s 4,860 employees at facilities in the U.S., Canada and Mexico. Dave last served as vice president of the India, Europe and export businesses, overseeing the company’s international water heater operations in Europe, and water heater and water treatment operations in Turkey and India. He also was responsible for the company’s export water heater activities. He joined A. O. Smith in 1989 as a wholesale sales coordinator and was promoted to district manager of the South Texas District. In 1999, he was named a regional sales manager for the South-Central Region. In 2002, he became director of Reliance retail water heater sales. In 2004, Dave was named managing director of the company’s Veldhoven operation with responsibility for the European and Middle Eastern markets and export water heater sales. Dave is a graduate of the University of Minnesota with a BA in sales and marketing and has taken courses in international business from Franklin University-Switzerland in Lugano, Switzerland. Speaker Bios David R. Warren SVP and President, North America Water Heating

1232023 Investor Day Presentation | Stephen O’Brien was named senior vice president of A. O. Smith Corporation and president of Lochinvar, LLC in April 2022. He joined Lochinvar as chief operating officer in August 2021, overseeing the engineering, manufacturing, quality, sales, marketing and business development functions. Steve originally joined the company in 1997 as sales engineer for A. O. Smith Electrical Products Company, where he steadily progressed through sales and marketing roles, until being named senior vice president & general manager – HVAC, Hermetic and Appliances in 2008. When Electrical Products Company was sold to Regal Beloit in 2011, he served as their acquisition integration leader and vice president & business leader, responsible for the P&L of the Marathon and Century Commercial Motor Business for four years. In 2015, he joined Mitsubishi Electric Cooling & Heating where he was instrumental in transforming the channel strategy through the formation of the Mitsubishi Electric Trane joint venture. He became senior vice president of the residential and commercial businesses and led the creation of strategies and programs resulting in significant revenue and net profit growth. Steve earned his MBA from the University of Dayton and BA in mathematics and computer science from the State University of New York – Potsdam. Speaker Bios Steve O’Brien SVP and President, Lochinvar

1242023 Investor Day Presentation | Sam Karge was named senior vice president of A. O. Smith Corporation & president – North America Water Treatment on September 1, 2018. He joined A. O. Smith in March 2018 as president of the newly created North America Water Treatment business unit. In this position, he has profit and loss responsibility for the unit, which consists of A. O. Smith-branded water treatment products for North America, and the Aquasana, Hague, Master Water Conditioning, Atlantic Filter and Water-Right lines. Sam joined A. O. Smith after serving as vice president sales & marketing for Zurn Industries of Milwaukee, part of the Rexnord Water Management Platform from April 2016 until March 2018. Prior to that, Sam worked at Pentair Residential Filtration of Milwaukee, holding positions in platform management and marketing management. He also held the positions of vice president global marketing and director of global marketing & product management. From 2001 until 2008, he worked at GE Water and Process Technologies, with roles in global marketing and sales, product management, and new product development. Sam began his career as a marketing manager with Osmonics, Inc. of Milwaukee. Sam holds a BS in communications and advertising with an emphasis in engineering from the University of Wisconsin-Madison. He currently serves as the vice president of the Water Quality Research Foundation. Previously, he was a member of the board of directors of the Water Quality Association from 2007 until 2016 and served as the association president during the 2014-2015 term. He also chaired the association’s Government Relations Committee and the Convention Committee. Sam received the Water Quality Association’s Hall of Fame Award in 2017, the highest award presented by the organization. He also is a 2009 recipient of a Key Award from the WQA. Speaker Bios D. Samuel Karge SVP and President, North America Water Treatment

1252023 Investor Day Presentation | Jack Qiu was named senior vice president of A. O. Smith corporations and president – A. O. Smith China in October 2020. He has profit and loss responsibility for A. O. Smith’s water heating and water treatment business in China, based in Nanjing and Lishui, and he oversees the company’s strategic growth in the region. Prior to his promotion in October 2020, Jack served as managing director of the A. O. Smith (China) Water Products Co., Ltd., driving growth of the Company’s traditional gas water heater business and expansion of the combi boiler line. As general manager for residential gas water heaters, Jack played an integral leadership role in growing net sales for the segment from $26 million to $255 million over his 2008-2018 tenure, which also included construction of a state-of-the-art 960,000 sq. ft. manufacturing and research facility, opened in 2013. He first joined A. O. Smith in 2003 as deputy general manager of product engineering, leading the team’s new product development process, continuous quality improvement efforts and pre- and after-sale technical support functions. In the years preceding, Jack led a 30-person engineering team for York’s air conditioning and refrigeration unit, developing technologies in slim ducting, dual-fan water cooling and heat pumps for residential and commercial products. He began his career as a design engineer and project manager with Royal Service Air Conditioning, designing and leading the implementation of commercial HVAC infrastructure for clients such as Maxwell House and Amway. Jack holds a BS in HVAC from Tsinghua University, a MS in power engineering from South China University of Technology and a PhD in engineering thermophysics from Southeast University. Speaker Bios Jack Qiu, PhD SVP and President, China

1262023 Investor Day Presentation | Parag Kulkarni was named senior vice president-international and president of A. O. Smith India Water Products Private Limited, in September 2022, with profit & loss responsibility for the Company’s operations in India, Vietnam, Europe, the Middle East and Africa. As managing director of A. O. Smith India Water Products Private Limited since April 2015, Parag led the company to market-leading positions in India’s water heating and water purifying categories. Under his leadership, A. O. Smith India has been recognized as the country’s Most Trusted Brand for water heaters each year since 2019 and received certification as a Great Place to Work twice. In addition, the India team has been recognized internally for product innovation, environmental initiatives and workplace safety. Parag came to A. O. Smith after 22 years with Wipro Limited, a leading technology services and consulting company, growing from a territory sales lead to senior vice president & business head for Wipro’s commercial lighting and consumer care group. He began his career as a senior sales engineer with Atlas Copco India, a manufacturer of compressors, vacuum solutions, generators, pumps, power tools and assembly systems. Parag was named one of the 50 Most Impactful Leaders in Global Water Management in 2017, among India’s Best Leaders in Crisis in 2021 for managing the company through the global pandemic, and one of the country’s Most Trusted CEOs in 2017, following the successful expansion of the water purification business. He earned his BE in mechanical engineering from the Government Engineering College in Jabalpur and an MDBA in business management from Pune’s Institute of Management Development. He also completed McGill University’s Executive Leadership Experience. Speaker Bios Parag Kulkarni SVP and President, India

1272023 Investor Day Presentation | Helen Gurholt, vice president – investor relations and financial planning and analysis, is responsible for investor relations, financial planning and analysis for the company. She also oversees the treasury and insurance functions. Helen joined A. O. Smith as accounting supervisor in 2002. She was promoted several times to roles with increasing responsibilities, to director of accounting in July 2013 and vice president & controller in May 2019. Helen is a member of the Manufacturers Alliance Investor Relations Council and the National Investor Relations Institute (NIRI). She serves on the Executive Council of the board of directors of the Wisconsin Policy Forum. Helen also serves on the board of directors of Milwaukee Women inc. and the American Red Cross of Wisconsin Southeast Chapter. Helen earned her bachelor’s degrees in business administration and Spanish from the University of Wisconsin- Milwaukee and is a certified public accountant. Speaker Bios Helen E. Gurholt VP, Investor Relations and FP&A

1282023 Investor Day Presentation | Financial Appendix

Reconciliation of reported earnings before provision for income taxes to total segment earnings (non-GAAP) and adjusted segment earnings (non-GAAP):

($millions)	2019	2020	2021	2022	2023F
Earnings Before Provision for Income Taxes (GAAP)	$ 472.1	$ 443.9	$ 625.6	$ 223.7	$ 735.0
Add: Corporate expense[1]	46.0	52.0	52.1	128.9	60.0
Add: Interest expense	11.0	7.3	4.3	9.4	11.0
Total Segment Earnings (non-GAAP)	$ 529.1	$ 503.2	$ 682.0	$ 362.0	$ 806.0
North America[2]	$ 488.9	$ 503.5	$ 590.8	$ 266.0	$ 721.0
Rest of World[3]	40.2	-	91.4	96.3	85.0
Intersegment earnings elimination	-	(0.3)	(0.2)	(0.3)	-
Total Segment Earnings (non-GAAP)	$ 529.1	$ 503.2	$ 682.0	$ 362.0	$ 806.0
Additional Information					
(1) Corporate Expenses	(46.0)	(52.0)	(52.1)	(128.9)	(60.0)
Pension settlement expense (income)	-	-	-	70.5	(1.0)
Impairment expense	-	-	-	-	3.1
Pension (income) expense	-	-	(2.6)	2.0	-
Terminated acquisition-related expenses	-	-	-	4.3	-
Adjusted Corporate expense (non-GAAP)	(46.0)	(52.0)	(54.7)	(52.1)	(57.9)
(2) North America	488.9	503.5	590.8	266.0	721.0
Pension settlement expense (income)	-	-	-	346.8	(5.0)
Pension (income) expense	-	-	(10.5)	9.7	-
Legal judgment income	-	-	-	(11.5)	-
Severance and restructuring expenses	-	2.7	-	-	-
Adjusted North America (non-GAAP)	488.9	506.2	580.3	611.0	716.0
(3) Rest of World	40.2	-	91.4	96.3	85.0
Impairment expense	-	-	-	-	12.5
Severance and restructuring expenses	-	5.0	-	-	-
Adjusted Rest of World (non-GAAP)	40.2	5.0	91.4	96.3	97.5

AO Smith

2023 Investor Day Presentation | 129

1302023 Investor Day Presentation |Investor Presenta ion Reconciliation of Reported Cash Flow from Operating Activities to FCF (Non-GAAP) ($millions) 2019 2020 2021 2022 2023F Cash provided by operating activities (GAAP) $ 456 $ 562 $ 641 $ 391 $ 650 Less: Capital Expenditures (64) (57) (75) (70) (65) Free cash flow (non-GAAP) $ 392 $ 505 $ 566 $ 321 $ 585

1312023 Investor Day Presentation |Investor Presenta ion Reconciliation of Earnings Before Provision for Income Taxes to Adjusted EBITDA (Non-GAAP) ($millions) 2014 2018 2023F Earnings before provision for income taxes (GAAP) $ 287 $ 558 $ 735 Add: Depreciation and amortization expense 60 72 70 Add: Interest expense 6 8 10 Add: Pension settlement expense - - - Adjusted EBITDA (non-GAAP) $ 353 $ 638 $ 815

1322023 Investor Day Presentation |Investor Presenta ion Reconciliation of EPS to Adjusted EPS (Non-GAAP) 2014 2018 2023F Diluted EPS (GAAP) $ 1.14 $ 2.58 $ 3.68 Impairment Expense - - 0.10 Pension Settlement Costs (Income) 0.08 - (0.03) Restructuring and impairment expenses - 0.03 - Adjusted EPS (non-GAAP) $ 1.22 $ 3.61 $ 3.75